UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 10, 2015

MULTICELL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10221	52-1412493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Cumberland Street, Suite 301

Woonsocket, Rhode Island 02895

(Address of principal executive offices, including zip code)

(401) 762-0045

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 10, 2015, MultiCell Immunotherapeutics, Inc. (“MCIT”), a majority owned subsidiary of MultiCell Technology, Inc. (the “Company”) entered into a Research Agreement (the “Agreement”) with Oxis Biotech, Inc. (“Oxis”) to create three novel antibody-drug conjugates (“ADCs”) containing Oxis’ lead drug candidates, and by using MCIT’s proprietary ADC platform technology. The Agreement contains a License Agreement between MCIT and Oxis wherein MCIT licenses to Oxis the exclusive right to sell the three ADCs product candidates. Under the terms of the Agreement, Oxis will pay to MCIT a fee of $500,000 for the licenses granted to Oxis and for the synthesis of a certain drug candidate being investigated by Oxis, and will reimburse MCIT up to $1.125 million for development costs for the three ADC product candidates. Oxis will also pay up to $12.75 million in clinical development milestones, and was granted an option to purchase manufacturing rights to the three ADCs upon payment of an additional $10 million. Additionally, Oxis will pay MCIT a royalty of 3% of net yearly worldwide sales and 30% of net sublicense revenue upon marketing approval of the ADCs.

Other than with respect to the Agreement, there is no material relationship between MCIT and Oxis.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed as an exhibit to the Company’s periodic reports to be filed pursuant to the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events

On March 12, 2015, the Company issued a press release announcing that MCIT entered into the Agreement with Oxis and describing the terms of the Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The press release and the information therein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued on March 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTICELL TECHNOLOGIES, INC.

By:	/s/ W. Gerald Newmin
W. Gerald Newmin Chief Executive Officer, Chief Financial Officer

Date: March 10, 2015